UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2010

MARRIOTT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13881	52-2055918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 380-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operations and Financial Condition.

Marriott International, Inc. (“Marriott”), at its Security Analyst Meeting which is being held today, Wednesday, October 27, 2010, in New York, NY, is providing enhanced disclosure of information for fiscal years 2005 through 2009 in the following areas: 1) fee revenue outside North America by region; 2) composition of owned, leased, corporate housing, and other revenue; and 3) composition of owned, leased, corporate housing and other revenue, net of direct expenses. Marriott is also providing enhanced disclosure of incentive management fees for the Marriott Hotels & Resorts brand for fiscal years 2007 and 2009. These disclosures appear in Exhibit 99.1 to this report and are incorporated herein by reference.

A webcast of the meeting will be held from approximately 9:00 a.m. to 3:00 p.m. Eastern Time. Presentations at the meeting are taking place in three parts: presentations by senior company executives will begin at approximately 9:00 a.m. Eastern Time; followed by the luncheon keynote address by Chairman of the Board and Chief Executive Officer, J.W. Marriott, Jr., at approximately 1:00 to 1:20 p.m. Eastern Time; and then additional presentations by senior company executives will resume at approximately 2:00 p.m. Eastern Time. A live webcast of the meeting, presentation materials, and an audio replay are available on the Marriott’s investor relations website at http://www.marriott.com/investor (click on “Recent & Upcoming Events” and then click on the “Security Analyst Meeting” link).

ITEM 7.01.	Regulation FD Disclosure.

Marriott today also issued a press release describing certain other information that will be presented as part of its Security Analyst Meeting. A copy of Marriott’s press release is attached as Exhibit 99.2 and incorporated herein by reference.

The materials presented at the Security Analyst Meeting, which are available at Marriott’s investor relations website as described in Item 2.02 above, include certain non-GAAP financial measures and the related reconciliations of the non-GAAP financial measures to the most directly related comparable GAAP measures.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished with this report:

Exhibit 99.1 – Disclosure of certain historical information for fiscal years 2005 through 2009.

Exhibit 99.2 – Press release issued on October 27, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: October 27, 2010	By:	/s/ Carl T. Berquist
Carl T. Berquist
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Disclosure of certain historical information for fiscal years 2005 through 2009.

99.2	Press release dated October 27, 2010.

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